UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 1, 2018

ALLIED MOTION TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-04041	84-0518115
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

495 Commerce Drive, Suite 4, Amherst, NY 14228

(Address of Principal Executive Offices, including zip code)

716-242-8634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

☐                                    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01. Changes in Registrant’s Certifying Accountant

Dismissal of Independent Accountant

On August 1, 2018, the Audit Committee of the Board of Directors (the “Committee”) of Allied Motion Technologies Inc. (the “Company”) unanimously approved the dismissal of EKS&H LLP (“EKS&H”) as the Company’s independent registered public accounting firm.  The decision to change the Company’s independent registered public accounting firm was the result of a request for proposal process in which the Committee conducted a comprehensive, competitive process to select the independent registered public accounting firm.

The audit reports of EKS&H on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two most recent fiscal years and through August 1, 2018, there have been no disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EKS&H, would have caused EKS&H to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

During the two most recent fiscal years and through August 1, 2018, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EKS&H with a copy of this Form 8-K and requested that EKS&H furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A copy of EKS&H’s letter dated August 1, 2018, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of Independent Accountant

Also on August 1, 2018, the Audit Committee of the Company’s Board of Directors unanimously approved the engagement of Deloitte & Touche, LLP (“Deloitte & Touche”) as its new independent registered public accounting firm to audit the Company’s financial statements as of and for the year ending December 31, 2018.

The Company did not consult with Deloitte & Touche during the two most recent fiscal years and through August 1, 2018 regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or (ii) any matter that was the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits

16.1                                                                        Letter of EKS&H LLP to the Securities and Exchange Commission dated August 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                  August 7, 2018

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ Michael R. Leach
Michael R. Leach
Chief Financial Officer